UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022

Acadia Realty Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-12002	23-2715194
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Avenue Suite 300
Rye, New York		10580
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 914 2883100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On February 14, 2022, the management and the audit committee of the board of trustees (the “Audit Committee”) of Acadia Realty Trust (the “Company”), in consultation with BDO USA LLP (“BDO”), the Company’s independent registered public accounting firm, determined that the Company’s previously issued financial statements and the audit reports thereon, as of and for the years ended December 31, 2020 and 2019, and as of and for each of the quarterly periods ended March 31, 2021 and 2020, June 30, 2021 and 2020, September 30, 2021 and 2020, and December 31, 2020 (collectively, the “Prior Period Financial Statements”), should no longer be relied upon due to an error in accounting treatment at the time of formation related to the improper consolidation of two Fund investments that are less-than-wholly-owned through the Company's opportunity funds (the "Fund Investments"). These two Fund Investments, which were formed in 2012 and 2013, will be adjusted from consolidated investments to investments in unconsolidated affiliates. Management and the Audit Committee have determined that these accounting changes will require a restatement of the Prior Period Financial Statements.

As part of the Company’s normal annual reporting process prior to releasing its 2021 fourth quarter and year-to-date December 31, 2021 results and prior to completion of the related audit, the Company and BDO identified the restatement items described in more detail below. The Company has since reevaluated its accounting and determined that it needs to correct the previous accounting for such items. The restatement:

•
is based on an error in the application of generally accepted accounting principles ("GAAP") as they relate to the consolidation of subsidiaries, which involves significant judgment and is related to the presentation of the Fund Investments within the Company’s consolidated balance sheets, statements of operations and statements of cash flows. The consolidation error, excluding the immaterial previously unrecorded adjustments noted below, had no impact on net income, funds from operations ("FFO"), or distributions in excess of earnings. However, substantially all of the changes to the consolidated balance sheets at each of December 31, 2020 and 2019 were due to the consolidation error as follows:
o
a $55.8 million and $57.4 million reduction in total assets, which includes a $23.0 million and $14.8 million increase to investments in unconsolidated affiliates; a $58.0 million and $59.3 million reduction in total liabilities; and a $2.3 million and $2.1 million increase to noncontrolling interests.
•
also includes other immaterial previously unrecorded adjustments, which had a minor impact on previously-reported net income (loss) and net earnings (loss) per share, FFO and FFO per share, and FFO before special items:
o
the impact on net income attributable to Acadia for the nine months ended September 30, 2021, the year ended December 31, 2020 and the year ended December 31, 2019 was a (reduction) increase of ($0.7) million or ($0.01) per share, ($0.2) million or ($0.01) per share, and $0.8 million or $0.01 per share, respectively;
o
the impact on FFO for the nine months ended September 30, 2021, the year ended December 31, 2020 and the year ended December 31, 2019 was a (reduction) increase of ($0.7) million or ($0.01) per share, ($0.1) million or $0.00 per share, and $0.7 million or $0.01 per share, respectively;
o
the impact on FFO before special items for the nine months ended September 30, 2021, the year ended December 31, 2020 and the year ended December 31, 2019 was an increase of $0, $0, and $0.7 million or $0.01 per share, respectively; and
•
is described in more detail in tables included in Exhibit 99.1 attached hereto, which illustrate the impact of the adjustments on selected financial statement schedules for the quarters and year-to-date periods ended March 31, 2021, June 30, 2021 and September 30, 2021, and the quarter and year ended December 31, 2020 (exhibit 99.1 is not incorporated by reference in this Item 4.02). A detailed illustration of the restatement impact on other financial statement schedules and other affected periods will be provided in future filings as discussed below.

The Company’s internal review is ongoing and the Company may identify further errors. There can be no assurance that the actual effects of the error corrections will be only as described above.

The Company expects that its Annual Report on Form 10-K for the year ended December 31, 2021 will disclose a material weakness in its internal controls over financial reporting due to the restatement items discussed above. As such, BDO’s report on the Company’s internal control over financial reporting as of December 31, 2020 should no longer be relied upon. The changes that will be recorded did not result from any override of controls or misconduct, and BDO has not informed the Audit Committee of any issues related to an override of controls or misconduct.

The Company expects to restate its financial statements as of and for the years ended December 31, 2020 and 2019 and for each of the quarterly periods ended March 31, 2021 and 2020, June 30, 2021 and 2020, September 30, 2021 and 2020 and December 31, 2020 (collectively, the “Restated Financial Statements”), in its Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 10-K”). The Company is working diligently with BDO to finalize the Restated Financial Statements and aims to file its 2021 10-K, including the Restated Financial Statements, within the filing deadline, as extended for the current circumstances under applicable rules of the Securities and Exchange Commission (the "SEC").

Management and the Audit Committee have discussed with BDO the matters disclosed in this Item 4.02(a).

Item 7.01. Regulation FD Disclosure.

Set forth in Exhibit 99.1 is certain unaudited financial information as of and for the quarters and year-to-date periods ended March 31, 2021, June 30, 2021, September 31, 2021 and December 31, 2020, and unaudited restated balance sheet as of December 31, 2020, restated as further described under Item 4.02.

The information included in this Item 7.01, including the information included in Exhibit 99.1 attached hereto, is intended to be “furnished” pursuant to Item 7.01, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, or otherwise subject to the liabilities of Sections 11 and 12(a)(2) of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements regarding the nature and extent of the accounting errors discussed above, and the expected impact of the restatement on the Company’s prior and future financial statements, financial position and results of operation. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the risks related to additional information that may arise prior to the filing of the Restated Financial Statements; the timing and ultimate conclusions of BDO regarding the audit of the Company’s financial statements, and the completion and filing of the 2021 10-K taking longer than expected. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in the Company’s filings and reports with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2020, and supplemented by other filings and reports that are filed by the Company from time to time with the SEC. The Company disclaims any obligation to update forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1

Unaudited restated results of operations, restated funds from operations, and restated net operating income as of and for the quarters and year to date periods ended March 31, 2021, June 30, 2021, September 31, 2021 and December 31, 2020; and unaudited restated balance sheet as of December 31, 2020

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Acadia Realty Trust

Date:	February 15, 2022	By:	/s/ John Gottfried
John Gottfried Executive Vice President and Chief Financial Officer